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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 2, 2005 (April 29, 2005)

                               DST Systems, Inc.
               (Exact name of Registrant as Specified in Charter)



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       Delaware                    1-14036                   43-1581814
   (State or other        (Commission File Number)       (I.R.S. Employer
   Jurisdictions of                                    Identification Number)
   Incorporation or
    Organization)
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                 333 West 11th Street                         64105
                 Kansas City, Missouri                     (Zip Code)
       (Address of principal executive offices)
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       Registrant's telephone number, including area code (816) 435-1000

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On April 29, 2005, DST Systems, Inc. (the "Company") announced the closing (the "Closing") of the previously announced sale by Computer Sciences Corporation ("CSC") of CSC's Health Plans Solutions ("HPS") business to West Side Investments, Inc., a subsidiary of the Company. HPS is an enterprise software developer, software application services provider, and business process outsourcer for the U.S. commercial healthcare industry. A copy of the Company's press release announcing the Closing is attached as Exhibit 99.1 and is incorporated herein by reference.


IITEM 9.01.  EXHIBITS

(c) Exhibits



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       Exhibit No.         Exhibit Description
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          99.1             Press Release dated April 29, 2005.
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

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        DST Systems, Inc.
                                        (Registrant)


Date:  May 2, 2005                      By: /s/ Gregg W. Givens
                                            -----------------------------------
                                        Name:  Gregg W. Givens
                                        Title: Vice President and
                                               Chief Accounting Officer

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                                 Exhibit Index
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       Exhibit No.         Exhibit Description
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          99.1             Press Release dated April 29, 2005.
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